UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2019

Worldwide Specialty Chemicals Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-55554	47-5048026
(Commission File Number)	(IRS Employer Identification No.)

Downtown Republic Center, Suite 3100

325 N. Saint Paul Street, Dallas, TX 75201.

(Address of principal executive offices)       (Zip Code)

Registrant’s telephone number, including area code: (469) 513-4198

____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [_]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [_]

Item 5.02	Departure of Directors or Certain Officers; Election of Certain Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) Effective January 14, 2019, Mr. Karl Taft resigned as President of KT Chemicals Inc., a wholly owned subsidiary of Worldwide Specialty Chemicals Inc. (the “Company”). In response, the Company has rearranged the responsibilities of certain members of its staff, and is drawing on selected consultants, in order to focus on KT Chemicals’ business and assure that its customers’ products are delivered on time.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Worldwide Specialty Chemicals Inc.
(Registrant)

Date: January 22, 2019	By:	/s/ E. Thomas Layton
Name: E. Thomas Layton Title: Chairman/Chief Executive Officer

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